26th Annual JPMorgan Healthcare Conference January 7 -10, 2008 Exhibit 99.1

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the U.S. Federal and Drug Administration (FDA) regarding whether and when to approve THELIN(tm) ; timing and outcome of regulatory action on competing products in the European Union (EU); the availability of financing and revenues sufficient to fund research and development of THELIN, TBC3711 and our other product candidates, commercial business operations and to repay our outstanding indebtedness; our estimate of the sufficiency of our existing capital resources; market acceptance of THELIN in the EU, Canada and Australia and the actual rate of acceptance; our ability to raise additional capital to fund cash requirements for future commercial and research and development operations; the accuracy of our estimates concerning market sizes and patient populations for PAH, diastolic heart failure, resistant hypertension, chronic renal disease and other therapeutic categories in which we are developing our products; the timing and cost of our clinical trials and the success of our drug development activities; the scope of our own patents and our ability to protect our patents and other intellectual property for THELIN, TBC3711 and our other products under development; potential delays in the timelines for initiating clinical trials, enrolling patients and obtaining results of clinical trials with respect to THELIN, TBC3711 and our other products under development; our ability to attract and retain qualified personnel; reduced estimates concerning the PAH patient population and PAH diagnosis rates in markets where THELIN(tm) is approved; our inability to predict revenues from THELIN in the EU, Canada and Australia and expense levels in 2007 and beyond; the ability of our subsidiary to repay the notes secured by royalties on Argatroban sales by GSK; our ability to quickly and successfully commercialize THELIN in the EU, Canada and Australia; and the impact of reimbursement policies and government regulation of prices on THELIN revenues in the EU, Canada, and Australia as well as the speed with which pricing and reimbursement approvals and product launches for THELIN may be achieved in the EU, Canada and Australia. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.

Investment Highlights Two Marketed Products THELIN(r) (sitaxentan sodium) developed by Encysive and is approved in the EU, Canada and Australia THELIN is indicated for the treatment of pulmonary arterial hypertension (PAH) Argatroban was developed by Encysive and is marketed by GlaxoSmithKline in the U.S. and Canada Argatroban is indicated for the treatment of heparin- induced thrombocytopenia Royalty stream has been monetized Robust Pipeline Four phase II studies underway THELIN and TBC3711 being evaluated in large market cardiovascular disease opportunities

Lead Product/Program - THELIN in PAH Pulmonary Arterial Hypertension (PAH) Rare, life-threatening condition causing high blood pressure in the lungs due to narrowing and stiffening of pulmonary arteries Symptoms include shortness of breath, fatigue, dizzy spells, fainting, chest pain, and swelling of ankles and legs PAH may develop without a known cause (primary or idiopathic disease) PAH is more commonly related to other conditions, such as connective tissue disease (e.g., systemic lupus or scleroderma), congenital heart disease or HIV

THELIN is Approved in Markets Generating $450 Million Today THELIN is approved for treatment of PAH in Europe, Canada and Australia Today, we estimate these markets are growing at greater than 30% with projected 2007 ETRA category sales of >$450 million* THELIN is launched in UK, Germany, Ireland, Netherlands, Spain, France and Italy Canada's Common Drug Review - Process continuing *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

European Operations Encysive headquartered outside London, UK Approximately 35 sales reps when fully launched Sales to date largely from UK and Germany Launched in Spain in September '07, France in October '07 and Italy in November '07 2008: THELIN is available in five largest EU markets

THELIN: Competitive Profile Once-daily oral tablet requiring no titration Highly selective, with a high affinity for ETa Only approved selective ETRA for PAH in the EU Rate of liver enzyme elevations similar to placebo Approved for primary PAH and PAH associated with CTD No clinically meaningful interaction with sildenafil Only ETRA with comparator data Easily managed interaction with warfarin

U.S. Regulatory Status FDA says THELIN is "Approvable" Agency recommends an additional Phase III trial for marketing clearance Encysive is now moving forward with study STRIDE-5 Working with FDA to finalize a study protocol

STRIDE-5 Trial Design 2 arm randomized, double-blinded, 12 week study of 100 mg once daily THELIN versus placebo. Patient population to include primary and secondary PAH patients of mild to moderate severity Primary efficacy endpoint will be change in 6 minute walk distance from baseline Secondary endpoints include functional class change and time to clinical worsening Estimated sample size approximately 270 patients Adjudication panel will be in place to monitor adherence to study criteria Estimated to begin enrollment in 2Q 08

U.S. PAH Market Will Remain Attractive US ETRA market projected to exceed $1 billion in 2010* Disease awareness will continue to expand diagnosis ETRAs projected to remain a therapeutic mainstay Third to market entrants frequently capture significant share Encysive believes THELIN can capture a meaningful share of ETRA market in the US *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

THELIN Sales Guidance for 2007 and 2008 2007 sales of THELIN expected in the range of approximately $10.5 million to $11.5 million 2008 will mark the first full year THELIN will be available in the five largest EU markets 2008 sales of THELIN expected in the range of approximately $40 million to $50 million Fourth quarter and full-year 2007 financial results will be reported on March 5, 2008

THELIN and TBC3711: Flexibility to match the right ETRA with the right disease, the right patient, and the right price THELIN TBC 3711 ETa:ETb Selectivity 6,500:1 >100,000:1 More potent than THELIN Formulations Oral tablet Lyophilized powder for i.v. use Oral tablet Lyophilized powder for i.v. use pk/pd & dosing Approved for once-daily use Should support once-daily use

PIPELINE: Four ETRA Phase II Programs

Disease Targets	Product Opportunities
◆Diastolic Heart Failure (DHF)	Oral THELIN or Oral TBC 3711
◆Resistant Hypertension (rHTN)	
◆Chronic Renal Disease (CRD)	
◆Surgical associated PH (Post-CABG)	i.v. THELIN or i.v. TBC 3711

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Diastolic Heart Failure (DHF) High unmet medical need Disabling disease with poor prognosis DHF characterized by the signs and symptoms of chronic heart failure (historically known as CHF with normal ejection rate) Systolic-HF medications generally not effective No DHF specific - approved treatments Rationale: Endothelin-1 (ET-1) elevated in patients Large market opportunity today In NA and EU, estimated 4.4 million patients under treatment* 3.7 million Class II/III* *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

THELIN in Diastolic Heart Failure (DHF) Phase II trial fully enrolled Randomized, placebo controlled study Primary endpoint: Change in exercise capacity Approximately 150 DHF patients from 40 centers Data expected mid 2008 Positive results sets stage for initiation of pivotal studies

Resistant Hypertension (rHTN) By definition, high unmet medical need Defined as persistent blood pressure above 140/90 despite treatment with three anti-hypertensive therapies, including a diuretic Rationale: ET-1 levels elevated in patients with rHTN Clinical data already shown in rHTN Large market opportunity today In North America and European Union, estimated 4.5 million patients under treatment* Easily identifiable patient population *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

Resistant Hypertension Study Phase II trial Randomized, placebo controlled dose-ranging study Approximately 150 patients Primary endpoint: sitting and standing BPs taken pre-dose and 2 hours post-dose during clinic visits Enrollment ongoing Positive results sets stage for initiation of pivotal studies

Chronic Renal Disease (CRD) High unmet medical need Rationale: ET-1 levels elevated in patients Preclinical and clinical data shows better 'effects' with selective ETa receptor antagonists Large market opportunity today In North America and European Union, estimated addressable population of 4.2 million* *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

THELIN in Chronic Renal Disease Phase II trial Randomized, placebo controlled, triple crossover study Primary endpoint: Reduction in proteinuria vs pbo vs nifedipine Data expected mid 2008 Positive results sets stage for initiation of pivotal studies

Pipeline Chart


Phase
PROPRIETARY PRODUCTS
Pre-Clin
I
II
III
NDA
Market
Indication
THELIN® Oral- EU, CA. AU
PAH
THELIN™ Oral- US
PAH
THELIN™ Oral
DHF
THELIN™ Oral
CRD
THELIN™ Intravenous
Post-surgery PH
TBC3711 Oral
Resistant HTN
TBC3711 Intravenous
TBD
CCR9
IBD
PC2 Oral*
Undisclosed
PC3 Intravenous
Undisclosed
PARTNERED PRODUCTS
Argatroban
HIT, PCI
Bimosiamose
Asthma, Psoriasis
TBC4746
MS, Asthma

* In microdose testing

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Financial Highlights Cash, cash equivalents, accrued interest and restricted cash at 9/30/07 Cash, cash equivalents, accrued interest and restricted cash at 9/30/07 $54.2M 3Q 2007 Financial Snapshot: 3Q 2007 Financial Snapshot: 3Q 2007 Financial Snapshot: Revenues Sales Royalty Income R&D Exp. Sales & Marketing G&A Net loss 8.8M $3.6M $4.8M* $7.4M $6.8M $5.6M $22.5M 8.8M $3.6M $4.8M* $7.4M $6.8M $5.6M $22.5M * Argatroban royalty income is used to pay the outstanding Argatroban notes and is not available to fund operational requirements * Argatroban royalty income is used to pay the outstanding Argatroban notes and is not available to fund operational requirements * Argatroban royalty income is used to pay the outstanding Argatroban notes and is not available to fund operational requirements

Upcoming Milestones Clinical milestones 2Q 08: Initiation of STRIDE-5 Mid-08: Report results from Phase II THELIN trial for Diastolic Heart Failure Mid-08: Report results from Phase II THELIN trial for Chronic Renal Disease 2008: CCR9 antagonist program to enter human testing for Inflammatory Bowel Disease

Key Personnel George W. Cole, President and CEO Joined Encysive in 2005 as COO, promoted to CEO in June 2007 Former President of Altana Pharma U.S, a subsidiary of Germany- based Altana Pharma AG Richard Dixon, Ph.D., Senior VP, Research; CSO Co-founded Encysive in 1989 Former Director and Head of Molecular Biology at Merck Sharp & Dohme Research Laboratories, a division of Merck & Co Thierry A. Plouvier, M.D., VP, European Operations Joined Encysive in March 2006 to oversee operations in the European Union Former President and Chief Executive Officer Previously at Organon SA Jeffrey Keyser, VP, Regulatory Affairs Joined Encysive in April 2004 Previously served as Vice President, Development and Regulatory Affairs of Adams Respiratory Therapeutics Paul S. Manierre, Esq., VP and General Counsel Joined Encysive in October 2005 Previously worked at Eisai Inc., a research-based pharmaceutical company where he served as Associate General Counsel Richard A. Goeggel, VP, Finance Joined Encysive in 2001, appointed Corporate Treasurer in 2006, promoted to VP Finance November 2007 Holds an A.B. in Economics, M.B.A. in Accounting and Finance and is C.P.A.

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the U.S. Federal and Drug Administration (FDA) regarding whether and when to approve THELIN(tm) ; timing and outcome of regulatory action on competing products in the European Union (EU); the availability of financing and revenues sufficient to fund research and development of THELIN, TBC3711 and our other product candidates, commercial business operations and to repay our outstanding indebtedness; our estimate of the sufficiency of our existing capital resources; market acceptance of THELIN in the EU, Canada and Australia and the actual rate of acceptance; our ability to raise additional capital to fund cash requirements for future commercial and research and development operations; the accuracy of our estimates concerning market sizes and patient populations for PAH, diastolic heart failure, resistant hypertension, chronic renal disease and other therapeutic categories in which we are developing our products; the timing and cost of our clinical trials and the success of our drug development activities; the scope of our own patents and our ability to protect our patents and other intellectual property for THELIN, TBC3711 and our other products under development; potential delays in the timelines for initiating clinical trials, enrolling patients and obtaining results of clinical trials with respect to THELIN, TBC3711 and our other products under development; our ability to attract and retain qualified personnel; reduced estimates concerning the PAH patient population and PAH diagnosis rates in markets where THELIN(tm) is approved; our inability to predict revenues from THELIN in the EU, Canada and Australia and expense levels in 2007 and beyond; the ability of our subsidiary to repay the notes secured by royalties on Argatroban sales by GSK; our ability to quickly and successfully commercialize THELIN in the EU, Canada and Australia; and the impact of reimbursement policies and government regulation of prices on THELIN revenues in the EU, Canada, and Australia as well as the speed with which pricing and reimbursement approvals and product launches for THELIN may be achieved in the EU, Canada and Australia. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.

26th Annual JPMorgan Healthcare Conference January 7 - 10, 2008